                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          APRIL 12, 1995

                              FRITZ COMPANIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
       Delaware                      0-20548                           94-3083515
- --------------------------------------------------------------------------------
   (STATE OR OTHER                   (COMMISSION                    (IRS EMPLOYER
      JURISDICTION                   FILE NUMBER)             IDENTIFICATION NO.)
  OF INCORPORATION)
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706 Mission Street, San Francisco, California                              94103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

Registrant's telephone number, including area code      (415) 904-8360

                                    no change
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 5.  OTHER EVENTS.

     On April 12, 1995, Fritz Companies, Inc. (the "Registrant") entered into an amendment of the Agreement and Plan of Reorganization (the "Amendment") dated as of February 14, 1995, by and among the Registrant, Fritz Air Freight, a wholly owned subsidiary of the Registrant, ("Merger Sub"), and Intertrans Corporation ("Intertrans") (the "Plan of Reorganization") which provides for the merger (the "Merger") of Merger Sub with and into Intertrans. A copy of the Amendment is attached hereto as Exhibit 2.1. In the event the Merger is consummated, Intertrans will be held as a wholly owned subsidiary of the Registrant.

     Under the terms of the Amendment, if the Average Fritz Trading Price (as defined below) is greater than $55.00, Intertrans shareholders will receive
0.365 of a share of Registrant common stock for each share of Intertrans common stock. The Amendment also provides that the Registrant does not have the right to terminate the Merger if the Average Fritz Trading Price exceeds $55.00. Prior to adoption of the Amendment, the Plan of Reorganization provided that, in the event the Average Fritz Trading Price was greater than $55.00, the Registrant had the right to accept an Exchange Ratio of 0.380 or terminate the Merger unless Intertrans agreed to accept an Exchange Ratio equal to $20.90 divided by the Average Fritz Trading Price.

     Pursuant to the Amendment, each outstanding share of Intertrans' common stock will be converted into the right to receive that fraction of a share of the Registrant's common stock as is equal to the "Exchange Ratio," which shall be determined as follows:

          (i) if the Average Fritz Trading Price (as defined below) is at least equal to $46.15 but not greater than $47.37, the Exchange Ratio will equal the quotient of (A) $18.00 divided by (B) the Average Fritz Trading Price, calculated to the nearest one-one thousandth of a share;

          (ii) if the Average Fritz Trading Price is at least equal to $41.00 but less than or equal to $46.15, the Exchange Ratio will equal 0.390;

          (iii) if the Average Fritz Trading Price is greater than or equal to $47.37 but not greater than $55.00, the Exchange Ratio will equal 0.380;

          (iv) if the Average Fritz Trading Price is less than $41.00, Intertrans will have the right to terminate the Plan of Reorganization unless Registrant elects to increase the Exchange Ratio to a fraction equal to (A) $16.00 divided by (B) such Average Fritz Trading Price, calculated to the nearest one-one thousandth of a share; or

          (v) if the Average Fritz Trading Price is greater than $55.00, the Exchange Ratio will equal 0.365.

     As used above, the term "Average Fritz Trading Price" means the arithmetic mean of each of the closing sale prices per share of the Registrant's common stock on the Nasdaq National Market for each of the twenty (20) trading days ending on the fourth trading day immediately preceding the scheduled date of the first to occur of the shareholders' meetings of the Registrant and Intertrans convened to approve the Merger and the issuance of shares in connection therewith.

     The Annual Meeting of Stockholders of the Registrant and the Annual Meeting of Shareholders of Intertrans are scheduled to occur on May 30, 1995. The Merger is expected to close shortly thereafter.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) EXHIBITS.

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
     EXHIBIT
       NO.                                  DESCRIPTION
     -------   ----------------------------------------------------------------------
       2.1     Amendment No. 1 to the Agreement and Plan of Reorganization dated as of April 12, 1995, by and among Fritz Companies, Inc., Fritz Air
               Freight and Intertrans Corporation.
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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Fritz Companies, Inc.
                                          (Registrant)

                                          By: /s/       Jan H. Raymond
                                            ------------------------------------
                                              Jan. H. Raymond
                                              Senior Vice President, General
                                              Counsel and Secretary


Date: April 17, 1995

                             FRITZ COMPANIES, INC.

                                 EXHIBIT INDEX

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
EXHIBIT
  NO.                               DESCRIPTION
- -------   ----------------------------------------------------------------
  2.1 Amendment No. 1 to Agreement and Plan of Reorganization dated as of April 12, 1995, by and among Fritz Companies, Inc., Fritz Air Freight and Intertrans Corporation.
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